UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Transition

On May 9, 2023, Valero Energy Corporation (“Valero,” or the “Company”) announced the following changes, each of which will take place effective as of the close of business on June 30, 2023 (the “Transition Date”):

•

Joseph W. Gorder, Valero’s Chief Executive Officer and Chairman of the board of directors of Valero (the “Board”) will retire from his position as Chief Executive Officer and will become Executive Chairman of the Board.

•	R. Lane Riggs, Valero’s President and Chief Operating Officer will become Chief Executive Officer and President and a member of the Board.

With the election of Mr. Riggs to the Board on the Transition Date, the size of Valero’s Board will be increased to 12 directors effective as of the Transition Date. Mr. Riggs was not appointed to any committees of the Board.

Any information with respect to Mr. Riggs required to be disclosed under Items 401(b), (d), (e) and Item 404(a) pursuant to Item 5.02(c)(2) of Form 8-K has been included in Valero’s proxy statement filed with the Securities and Exchange Commission on March 22, 2023.

Compensatory Arrangements.

As employees of Valero, Mr. Gorder and Mr. Riggs will receive no additional compensation for their service as a member of the Board.

In connection with the transition of Mr. Gorder and the promotion of Mr. Riggs, the Board approved the compensation changes below.

Mr. Riggs:

•	annualized base salary beginning on July 1, 2023, will be increased to $1,425,000;

•

bonus target percentage will be increased to 160% for the final six months of 2023, resulting in a full-year 2023 bonus target that reflects a blend of Mr. Riggs’s (i) current base salary and bonus target for the first six months of 2023 and (ii) increased annualized base salary of $1,425,000 beginning on July 1, 2023 and the increased bonus target of 160% for the final six months of 2023; and

•	long-term incentive (“LTI”) award target percentage will be 700% beginning on July 1, 2023.

Mr. Riggs will also be granted a transitional LTI award on July 1, 2023, valued at $2,031,250, which represents the difference between (i) Mr. Riggs’s LTI target value for the first half of 2023 plus his LTI target value for the second-half of 2023, and (ii) the $5,912,500 grant value of Mr. Riggs’s February 23, 2023 LTI grant. Mr. Riggs’s transitional LTI grant to be made on July 1, 2023, will consist of 50% restricted shares and 50% performance shares, with the number of shares to be granted based on the average closing stock price over the 15 consecutive trading days ending on the trading day immediately preceding the grant date. The restricted stock to be granted will vest ratably over three years on the anniversary dates of the grant date with all other terms and conditions the same as the February 23, 2023 grant of restricted stock to Mr. Riggs. The performance shares to be granted will use the same terms, conditions, and vesting schedule as utilized for the February 23, 2023 grant of performance shares to Mr. Riggs.

Mr. Gorder:

•	annualized base salary beginning on July 1, 2023, will be decreased to $1,080,000; and

•

full-year 2023 bonus target will reflect a blend of Mr. Gorder’s (i) current base salary for the first six months of 2023 and (ii) decreased annualized base salary of $1,080,000 beginning on July 1, 2023, for the final six months of 2023.

No changes were made to Mr. Gorder’s bonus target percentage or LTI target percentage.

Director Retirement

Additionally, as previously announced, effective May 9, 2023, director Philip J. Pfeiffer retired from the Board in accordance with the terms of Valero’s director retirement policy.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of the stockholders of Valero was held May 9, 2023. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Election of directors. The election of each director was approved as follows.

Fred M. Diaz	shares voted	required vote *	vote received
for	268,864,175	>50.0%	93.91%
against	17,414,897
abstain	776,068
broker non-votes	37,821,962

H. Paulett Eberhart	shares voted	required vote *	vote received
for	267,489,514	>50.0%	93.43%
against	18,797,374
abstain	768,252
broker non-votes	37,821,962

Marie A. Ffolkes	shares voted	required vote *	vote received
for	269,824,044	>50.0%	94.25%
against	16,452,888
abstain	778,208
broker non-votes	37,821,962

Joseph W. Gorder	shares voted	required vote *	vote received
for	254,683,944	>50.0%	88.97%
against	31,561,465
abstain	809,731
broker non-votes	37,821,962

Kimberly S. Greene	shares voted	required vote *	vote received
for	269,526,503	>50.0%	94.14%
against	16,771,312
abstain	757,325
broker non-votes	37,821,962

Deborah P. Majoras	shares voted	required vote *	vote received
for	259,078,409	>50.0%	90.50%
against	27,194,324
abstain	782,407
broker non-votes	37,821,962

Eric D. Mullins	shares voted	required vote *	vote received
for	270,143,136	>50.0%	94.36%
against	16,128,588
abstain	783,416
broker non-votes	37,821,962

Donald L. Nickles	shares voted	required vote *	vote received
for	266,861,098	>50.0%	93.21%
against	19,409,775
abstain	784,267
broker non-votes	37,821,962

Robert A. Profusek	shares voted	required vote *	vote received
for	262,037,570	>50.0%	91.54%
against	24,204,977
abstain	812,593
broker non-votes	37,821,962

Randall J. Weisenburger	shares voted	required vote *	vote received
for	264,964,182	>50.0%	92.55%
against	21,302,311
abstain	788,647
broker non-votes	37,821,962

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	263,567,964	>50.0%	92.06%
against	22,704,606
abstain	782,570
broker non-votes	37,821,962

(2)	Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	320,546,515	>50.0%	98.66%
against	3,491,121
abstain	839,466
broker non-votes	n/a

(3)	Proposal 3: Advisory vote to ratify the 2022 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	270,293,198	>50.0%	94.16%
against	15,262,342
abstain	1,499,600
broker non-votes	37,821,962

(4)

Proposal 4: Advisory vote to recommend the frequency of stockholder advisory votes on executive compensation. The option receiving the most votes was the recommendation to hold a vote on executive compensation every year, as shown in the following:

Proposal 4	shares voted	required vote *	vote received
every year	279,843,352	n/a	97.48%
every two years	702,930		0.24%
every three years	5,578,423		1.94%
abstain	930,435		0.32%
broker non-votes	37,821,962

Valero has determined to include annually in its proxy materials a stockholder advisory vote on compensation of executives as required by section 14A(a)(2) of the Securities Exchange Act of 1934.

(5)	Proposal 5: Stockholder proposal to set different GHG emissions reductions targets (Scopes 1, 2, and 3). The proposal was not approved as follows:

Proposal 5	shares voted	required vote *	vote received
for	91,375,914	>50.0%	31.83%
against	184,973,456
abstain	10,705,770
broker non-votes	37,821,962

(6)	Proposal 6: Stockholder proposal to oversee and issue an additional racial equity audit and report. The proposal was not approved as follows:

Proposal 6	shares voted	required vote *	vote received
for	33,602,449	>50.0%	11.70%
against	249,671,086
abstain	3,781,605
broker non-votes	37,821,962

*	Notes:

Required votes. For Proposal No. 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals Nos. 2, 3, 5, and 6 required approval by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote. The stockholders’ recommendation under Proposal No. 4 was determined by the highest number of votes cast at the annual meeting for an alternative (i.e., every year, every two years, or every three years), regardless of whether any alternative received the affirmative vote of a majority of the voting power of such shares.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal No. 1), pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote (Proposals Nos. 2, 3, 5 and 6), then shares voted to abstain have the effect of a negative vote. For Proposal No. 4, shares voted to “abstain” have no effect.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances (e.g., for Proposal No. 2), a broker may nevertheless vote the shares in the broker’s discretion. Under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner (Proposals Nos. 1, 3, 4, 5 and 6). This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of the voting power of the issued and outstanding shares of Valero, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast. For Proposal No. 4, a broker non-vote also has no effect.

Item 8.01	Other Events.

Effective on May 9, 2023, Valero entered into a Stock Unit Award Agreement with each of its non-employee directors who was re-elected at the annual meeting of the stockholders. The grant of stock units, valued at approximately $200,000, represents the equity portion of Valero’s non-employee director compensation program. Each stock unit represents the right to receive one share of Valero common stock, and is scheduled to become nonforfeitable on the date of Valero’s 2024 annual meeting of stockholders. The foregoing description of the stock units is not complete and is qualified in its entirety by reference to the full text of the agreement governing the awards, which is attached as Exhibit 10.01 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

    (d) Exhibit.

10.01	Form of Stock Unit Award Agreement (with one-year hold provision) - incorporated by reference to Exhibit 10.02 to Valero’s current report on Form 8-K dated April 30, 2019, and filed May 1, 2019 (SEC File No. 001-13175).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Safe Harbor Statement

Statements contained in this Current Report on Form 8-K and the exhibit hereto that state Valero’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The forward-looking statements in this Current Report on Form 8-K and the exhibit hereto include expectations with respect to executive transition dates and compensation, among other items. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 12, 2023	by:	/s/ Richard J. Walsh
Richard J. Walsh
Senior Vice President, General Counsel and Secretary